Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Extraction) (Detail) - Exploration and Extraction	6 Months Ended
Jun. 30, 2025 $ / bbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	60.78
Average gas price (USD per thousands cubic feet) | $ / Mcf	3.99
Average condensates price (USD per barrel)	67.39
After-tax discount rate	9.72%